UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

The Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (866-307-5990)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

2021

Semi-Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

MRAD | The SmartETFs Advertising & Marketing Technology ETF

SULR | The SmartETFs Sustainable Energy II ETF

ADIV | The SmartETFs Asia Pacific Dividend Builder ETF

DIVS | The SmartETFs Dividend Builder ETF

SmartETFs

Semi-Annual Report

June 30, 2021

TABLE OF CONTENTS

Letter to Shareholders	3
Smart Transportation & Technology ETF	4
Advertising & Marketing Technology ETF	13
Sustainable Energy II ETF	20
Asia Pacific Dividend Builder ETF	26
Dividend Builder ETF	32
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	47
Notes to Financial Statements	52
Supplemental Information	61
Expense Examples	67
Privacy Notice	69

Dear SmartETFs Shareholders,

The first half of the year was eventful for SmartETFs which saw the launch of two additional SmartETFs: the SmartETFs Asia Pacific Dividend Builder ETF (ADIV) and the SmartETFs Dividend Builder ETF (DIVS). Both of these new ETFs were converted from Guinness Atkinson mutual funds. The conversion of mutual funds into ETFs was a revolutionary step in the industry, and we are sure that other fund issuers will follow in our footsteps.

DIVS, the SmartETFs Dividend Builder ETF, had an excellent first six months as an ETF by producing a total return of 12.92% (NAV and market price return). DIVS stands apart from other dividend strategies by focusing on high-quality dividend growth, instead of high yield or dividend history. If you haven’t already, we encourage you to learn more about DIVS at www.SmartETFs.com/DIVS.

ADIV, the SmartETFs Asia Pacific Dividend Builder ETF, another converted ETF, also produced a positive return in its first six months as an ETF. ADIV produced a total return of 11.65% (NAV and market price return). We’re making the case that quality dividend investing is a good idea, and there are a lot of quality dividend opportunities in Asia.

The rest of the SmartETFs family also made big strides in the first half of the year. All funds, including the converted funds, finished out the first half of 2021 with positive returns. MOTO, the SmartETFs Smart Transportation & Technology ETF returned 11.12% NAV and 11.38% market price; SULR, the SmartETFs Sustainable Energy II ETF returned 7.33% NAV and 7.37% market price; and MRAD, the SmartETFs Advertising & Marketing Technology ETF returned 13.98% NAV and 14.26% market price. The SmartETFs portfolio managers have provided commentary on each of these ETFs, and you can find them at www.SmartETFs.com.

We will have a lot to share with you throughout the year. If you haven’t already done so we encourage you to sign up to follow us on Twitter and/or sign up for our email service. You can do both of these from the SmartETFs website at www.SmartETFs.com. We appreciate the confidence you’ve placed in us and look forward to serving you.

Regards,

Jim Atkinson

SMARTETFS SMART TRANSPORTATION & TECHNOLOGY ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

Performance

Average annual Total returns	6 MONTHS (ACTUAL)	1 Year	SINCE INCEPTION 11/15/2019

Smart Transportation & Technology ETF (Net Asset Value)	11.12%	72.23%	46.69%
Smart Transportation & Technology ETF (Market Price)	11.38%	72.07%	46.47%

Benchmark Index:
MSCI World Index (Net Return)	13.05%	39.04%	20.61%

The Fund’s total expense ratio is 1.51% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2022. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

Review

In the first half of 2021 the SmartETFs Smart Transportation & Technology ETF (MOTO) produced a total return (USD) of +11.38% vs the MSCI World Index (net return) of 13.05%. The fund therefore underperformed the index by 1.67% over the period.

Drivers of ETF performance:

The equities held within MOTO are categorized into three broad categories; Equipment Manufacturers (split into Components and Semiconductors), EV Manufacturersand Services.

The strongest performers were the semiconductor equipment manufacturers, delivering an average 13.6% total return over the period and all companies delivering a positive total return. Notable performers included Skyworks Solutions (+26.1%) as well as Analog Devices (+17.6%) and ON Semiconductor (+17.0%), predominantly as a result of semiconductor shortages and increased profitability.

The auto component equipment manufacturers delivered an average return of 12.7% although there was greater divergence between individual companies. Within the battery sub sector, there was strength from Johnson Matthey (+30.1%) while Eaton Corp and Dana were the strongest performers (+24.7% and 22.7% respectively) with the conventional car components subsector. Those companies associated with the autonomous driving technologies and products were particularly strong, including positive performance from NVIDIA and NXP Semiconductor (+53.3% and 30.1% respectively). The performance of these companies is a reflection of strong demand for electric vehicles and lithium batteries.

The EV manufacturer category saw a change in share price dynamics with our sole pure play EV-Dominated manufacturer, Tesla, delivering a negative total return (-3.7%) while our EV-Transition sub-category of auto OEMs delivered a positive return, dominated by strength from Volkswagen (+34.5%). Tesla remains the strongest performer in the ETF since inception, and we believe that performance year to date reflects a moderation of valuation multiple rather than any fundamental shift in competitive positioning.

Our last category, Services, delivered a wide range of total returns, with Alphabet (+39.3%) leading the pack and Autohome (-35.3%) at the bottom end of the group, and of the ETF on a year to date basis.

Activity

There were two stock switches in the ETF during the quarter.

•	We added Daimler as the company is aggressively pursuing an EV passenger vehicle strategy and is likely to become a purer EV themed story when the Daimler Trucks business is spun off. The shares present attractive valuation relative to peers
•	We also added Kia Motors, the sister company of Hyundai and the fifth largest auto manufacturer globally. The business is recovering and transitioning to electrification while the shares offer attractive valuation
•	We sold our holding in ANSYS, a developer of engineering simulation software, because of valuation. We are concerned that the shares have become too expensive relative to the strong cash flow generation potential of the business
•	We acquired a holding in Teledyne recently when the company purchased FLIR Systems, and we chose to sell the stock because of lack of relevance to the Smart Transportation theme.

Outlook

The strong momentum in electric vehicle sales growth has continued so far in 2021. On our estimates, around 1.96m new electric vehicles were sold in the first half of 2021 (to end May), a growth of around 170% versus sales of 0.72m in the same period in 2020 (affected by COVID) and 133% higher than the sales in the same period of 2019. This growth compares very favourably to overall global light vehicle sales growth of 34% and -3% for the same periods respectively. Accordingly, the market share of EVs increased to 5.4% on a year to date basis versus 2.6% and 2.2% in the same periods in 2020 and 2019 respectively.

Regionally, China has regained its position as the largest EV market with total sales of new EVs at 863k year to date, up 230% on the same period in 2020. Europe, which overtook China to be the largest EV market briefly at the end of 2020, saw total new EV sales of 796k year to date, up 156%. The rest of the world still significantly lags Europe and China, although new EV sales grew by 103% year to date with a total of 300k new EVs being sold.

The trends are similar on a rolling 12-month basis, with total global new EV sales at 4.4m, up 109% year-over-year. Europe is slightly ahead of China both in terms of absolute sales (1.86m EVs in Europe vs 1.85m EVs in China) as well as 12 month rolling growth (170% for Europe vs 95% for China).

Global EV sales (rolling 12-month basis)	Global EV sales growth (rolling 12-month basis)

Source: Guinness, EV-Sales

The strength in Europe continues to be driven by new generous EV incentives offered by Germany and France (amongst other countries) and increasing compliance with stricter emissions standards that went into effect at the start of the 2020. After stagnating in 2019, the Chinese market rebound in EV sales activity reflects a broader range of EV models, including a number at lower price points.

Despite the high growth rates mentioned, over 90% of all global auto sales are still internal combustion engine (ICE) vehicles because ICE vehicles still offer, in broad terms, greater functionality and better economics for most consumers. While there is increasing appeal for many consumers in buying an electric vehicle, a recent survey in the United States showed that “71% of U.S. consumers are interested in buying an EV (up from 63% in 2019) but only 4% plan to buy one for their next vehicle.” We consider the key “hurdles” that EVs need to overcome before their full potential is delivered to be cost, range and charging time/infrastructure. Considering each of those in turn, we find:

•	Cost - The price premium of an EV is compressing and, based on recent research by Morningstar, we believe that luxury EVs have now reached cost parity with luxury ICE vehicles on a 15 year total cost of ownership basis without subsidies. Entry level EVs are likely to reach the same cost parity around 2025.

EV vs ICE total cost of ownership comparison (for luxury and entry level sedan, 2021 vs 2025)

source: Morningstar, Guinness Asset Management estimates

•	Range - The range of an EV is typically still well below the comparable ICE vehicle but the differential is closing. We believe that consumers see “range parity” at around 300 miles for an EV on a single charge and we note that around one third of current EV models achieve this range already. By 2025, with further lithium ion battery density improvements, we would expect the majority of EVs to have a 300 mile single charge range, and thus “range parity” will have been achieved. We also note that long journeys are typically very infrequent - over 95% of trips are less than 30 miles and over 75% are less than 10 miles.

•	Charging time and infrastructure - Fast (DC) chargers are now able to provide an 80% EV battery charge in around 15-30 minutes, but this is still longer than the typical refueling time for an ICE vehicle. Compounding the charging issue is a significant lack of charging infrastructure and, while parts of China and the EU have enough infrastructure, we believe that this is the key barrier to EV adoption. By 2025, we expect charging times to compress further and that new infrastructure will be available, thus allowing rapid growth in EV adoption.

Long term growth expectations

We believe that these hurdles will be overcome and EVs will achieve a broader mass market appeal and that recent rapid growth will continue in line with our expectations and, on our estimates, faster than the consensus opinion. Recent research from EY Global indicated that “Electric vehicle (EV) sales in the US, China and Europe will outstrip all other engines five years sooner than previously expected” and that “by 2045, non-EV sales will shrink to less than 1% of overall sales”. Our analysis has always been more aggressive than this and has long implied that, on a global basis, EVs will represent around 20% of new vehicle sales in 2025 (concurrent with the cost of EV lithium ion batteries falling to around $100/kWh), 50% of new vehicle sales in 2030 and predominantly all new vehicle sales by 2040. At that point, it implies an overall EV population of around one billion vehicles, over sixty five times greater than current global population of around 15m electric vehicles.

Global EV population (to 2050)

Source: IEA; Guinness Asset Management

The journey towards an EV-dominated car population will be supported by government incentivized investments, such as the example of the EU Green Deal. This and other post-COVID stimulus packages will potentially cause an acceleration in the smart transportation revolution and that we may find that the COVID-19 pandemic ends up being a ‘good event’ for many of the companies in our investment universe. In a few years, we believe that we will look back and see 2020 and 2021 as being near term ‘bumps in the road’ for the auto industry that ultimately accelerated the transition to a smarter transportation system. MOTO will remain positioned to benefit from these themes.

Will Riley and Jonathan Waghorn

July 2021

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Smart Transportation & Technology ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 96.8%	Value ($)

	Auto/Trucks Parts & Equipment: 5.7%
6,292	Gentherm Inc. *	$447,047
5,772	Hella GmbH & Co KGaA	395,368
		842,415
	Commerical Services: 2.7%
4,329	Quanta Services Inc.	392,078

	Rubber-Tires: 2.3%
2,327	Continental AG	342,134

	Smart Transportation: 30.8%
2,743	Aptiv PLC	431,556
4,407	Daimler AG	393,537
6,500	Denso Corp.	443,496
143,000	Geely Automobile Holdings Ltd.	450,311
9,672	Johnson Matthey PLC	411,115
5,434	KiaCorp	430,909
7,020	Sensata Technologies Holding *	406,949
975	Tesla Inc. *	662,708
104,000	Tianneng Power International	181,899
3,900	Toyota Motor Corp.	340,916
15,834	Volvo AB Class B	380,974
		4,534,370

	Technology: 3.2%
3,913	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	470,186

	Technology & Transportation: 52.1%
182	Alphabet Inc. Class C *	456,150
5,434	Amphenol Corp. Class A	371,740
2,535	Analog Devices Inc.	436,426
3,315	Autohome Inc. - ADR *	212,027
15,860	Dana Inc.	376,834
2,990	Eaton Corp. PLC	443,058
28,262	Hanon Systems	413,961
29,575	Hexagon AB Class B	438,220
11,375	Infineon Technologies AG - ADR	456,219
5,863	Intel Corp.	329,149
2,275	Lear Corp.	398,762
637	LG Chem Ltd.	479,200
728	NVIDIA Corp.	582,473
2,145	NXP Semiconductors NV	441,269
11,687	ON Semiconductor Corp. *	447,378
4,940	Power Integrations Inc.	405,376
832	Samsung SDI Co., Ltd.	513,969
2,431	Skyworks Solutions Inc.	466,144
		7,668,355

	Total Common Stocks (Cost $11,863,457)	14,249,538

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares		Value ($)

	Preferred Stocks
	Smart Transportation: 2.6%
1,508	Volkswagen AG	377,697
	Total Preferred Stocks (Cost $281,526)	377,697

	Total Investments (Cost $12,144,983): 99.4%	14,627,235
	Other Assets in Excess of Liabilities - 0.6%	85,943
	Total Net Assets - 100.0%	$14,713,178

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Percent of Total
Security Type/Country	Net Assets
Common Stocks
United States	45.0%
Germany	10.8%
South Korea	12.5%
Sweden	5.6%
Japan	5.3%
Taiwan	3.2%
Hong Kong	3.0%
Netherlands	3.0%
Ireland	2.9%
United Kingdom	2.8%
China	2.7%
Total Common Stocks	96.8%
Preferred Stocks
Germany	2.6%
Total Preferred Stocks	2.6%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ADVERTISING & MARKETING TECHNOLOGY ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

Performance

Average annual Total returns	6 MONTHS (ACTUAL)	SINCE INCEPTION 12/31/2020

Advertising & Marketing Technology ETF (Net Asset Value)	13.98%	13.98%
Advertising & Marketing Technology ETF (Market Price)	14.26%	14.26%

Benchmark Index:
MSCI World Index (Net Return)	13.05%	13.05%

The Fund’s total expense ratio is 0.71% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2025. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

Review

The SmartETFs Advertising & Marketing Technology ETF in the first six months of 2021 produced a total return of 14.26% (in USD), versus the MSCI World Index (net return) of 13.05% (in USD). The fund therefore outperformed by 1.21%.

At quarter end, the Fund’s AUM was $2.88mn.

In the first quarter of 2021, the Fund returned 3.60% (in USD) vs the MSCI World Index return of 4.92% (underperformance of 1.32%).

Global equities advanced in the first quarter in 2021, supported by (1) the roll-out of Covid-19 vaccines, (2) news of further US fiscal stimulus, and (3) a pledge by the Fed Chairman, Jerome Powell, to keep interest rates lower-for-longer to help support the economic recovery. One year on from when equity markets bottomed, the MSCI World Index has rallied 79% (in USD) and is 18% above its pre-Covid highs.

Over Q1, the MSCI World Index rose 5% (in USD) and all regions registered gains, though markets were choppy and repeatedly tested as optimism drove bond yields higher. Despite the Fed’s reassurances that interest rates will remain low, the sharp rise in yields sparked sell-offs in global equity markets due to fears that rates may not remain supportively lower-for-longer if there is a material spike in inflation. This particularly dragged on the outlook for growth stocks which are expected to see earnings growth further out into the future and so are more vulnerable to higher discount rates. In contrast, value stocks performed relatively better as the “stay-at-home” trade gave way to the “re-opening” trade.

Equity markets’ advance was fueled by value stocks and cyclical sectors, i.e. those which are most sensitive to the economic cycle. Energy, Financials, and Industrials performed best over the quarter, and this dragged on the Fund’s performance.

In the second quarter of 2021, the Fund returned 10.28% (in USD) vs the MSCI World Index return of 7.74% (outperformance of 2.54%).

Global equity markets rallied strongly in the second quarter, building on first quarter gains, and closing out one of the best first half starts in history. Over Q2, the MSCI World Index rose 7.74% (in USD) and all regions registered gains. The US market delivered the best return last quarter, thanks to the rebound of growth stocks, strong first-quarter earnings growth (47% year-on-year), and the prospect of more fiscal stimulus as Joe Biden reached a bipartisan deal to boost infrastructure spending by $600 billion. Q2 marked the S&P 500 Index’s fifth consecutive quarter of gains, and best first-half performance since 1998. Overall, the economic picture remained rosy too. The US economy accelerated in Q1 2021, recording an annualized GDP increase of 6.4%.

Growth equities led in the quarter, supported by strong earnings releases from mega-cap technology companies, reversing some of the year-to-date underperformance versus value. Large cap companies generally outperformed their small-cap counterparts during the quarter, also breaking from recent trends. IT and Communication Services were the best performing sectors in Q2 and this benefitted the Fund’s performance.

Nonetheless the largest positive contributor to the Fund was news released by Google announcing that it is extending its deadline to remove third-party cookies from Chrome, from its original date of January 2022 until late 2023.Google also said it will conclude its initial trial of Federated Learning of Cohorts or FLoC, its most well-known and criticized Privacy Sandbox ad method, on July 13th.

Share prices of a number of demand-side and sell-side advertising platform companies increased for 2 reasons: (1) significantly more time to plan for the removal of cookies and, (2) increased likelihood that cookies could not be removed at all.

Activity

We made four changes to the portfolio in the first half of the year.

BOUGHT: AcuityAds, Digital Turbine, Perion Network, PubMatic

SOLD: Accenture, Hakuhodo, New York Times, SAP

Portfolio Positioning

Outlook

The table below shows the Fund’s 1-year forward earnings and sales growth (analyst consensus estimates) versus the MSCI World Index.

As of 30/06/2021	1-yr forward earnings growth	1-yr forward sales growth
Fund	22.6%	16.5%
MSCI World Net TR	10.0%	5.3%

Source: Bloomberg; SmartETFs

The Fund at quarter end has higher expected sales and earnings growth vs the broad market and this is characteristic of the secular growth that the advertising tech/marketing tech industries are expected to experience.

Whilst there may be volatility in equity markets and for advertising tech companies, there is good reason to be optimistic as we continue through 2021. A build-up of cash for both the average consumer and corporation, and government continuing to push through large stimulus packages should translate into robust near-term GDP growth. In particular, we continue to see an acceleration in technological transformations post-COVID that will have a lasting effect on how consumers and businesses operate. As such, we believe this Fund and its holdings are well positioned to benefit from such transformations, which include the move from traditional to digital advertising.

Sagar Thanki

July 2021

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Advertising & Marketing Technology ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 99.8%	Value ($)

	Advertising: 52.6%
4,650	AcuityAds Holdings Inc.	$46,268
50	Alphabet Inc.*	122,089
380	Baidu Inc.*	77,482
4,000	CyberAgent Inc.	85,884
1,400	Digital Turbine Inc.	106,442
310	Facebook Inc.*	107,790
3,500	Future PLC	151,626
2,230	Magnite Inc.*	75,463
5,300	Perion Network Ltd.	113,526
2,550	PubMatic Inc.	99,628
260	Roku Inc.*	119,405
1,440	TechTarget Inc.*	111,586
1,000	Trade Desk Inc/The*	77,360
2,000	ValueCommerce Co., Ltd.*	58,336
1,280	Yandex NV*	90,560
14,000	Z Holdings Corp.	70,176
		1,513,621

	Enterprise Software/Services: 3.4%
370	Atlassian Corp PLC*	95,038

	Internet Content: 2.6%
1,000	Tencent Holdings Ltd.	75,216

	Marketing Technology: 41.2%
170	Adobe Inc.	99,559
4,020	Criteo SA	181,825
220	HubSpot Inc.*	128,198
8,040	iClick Interactive Asia Group Ltd.*	88,762
1,180	LiveRamp Holdings Inc.	55,283
2,540	Medallia Inc.*	85,725
660	Pegasystems Inc.	91,865
3,870	QuinStreet Inc.*	71,905
12,280	S4 Capital PLC*	106,670
380	salesforce.com Inc.*	92,823
40,000	Weimob Inc.	88,199
1,850	ZoomInfo Technologies Inc.*	96,515
		1,187,329

	Total Common Stocks (Cost $2,617,024)	$2,871,204

	Total Investments (Cost $2,617,024) - 99.8%	2,871,204
	Other Assets in Excess of Liabilities - 0.2%	7,313
	Total Net Assets - 100.0%	$2,878,517

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Percent of Total
Security Type/Country	Net Assets
Common Stocks
Unites States	53.6%
Britain	9.0%
China	8.4%
Japan	7.5%
France	6.3%
Israel	3.9%
Australia	3.3%
Russia	3.1%
Hong Kong	3.1%
Canada	1.6%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS SUSTAINABLE ENERGY II ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

Performance

Average annual Total returns	6 MONTHS (ACTUAL)	SINCE INCEPTION 11/11/2020

Sustainable Energy II ETF (Net Asset Value)	7.33%	27.04%
Sustainable Energy II ETF (Market Price)	7.37%	29.92%

Benchmark Index:
MSCI World Index (Net Return)	13.05%	21.38%

The Fund’s total expense ratio is 1.91% and the net expense ratio is 0.79%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.79% through June 30, 2025. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

Review

In the first half of 2021 the SmartETFs Sustainable Energy II ETF (SULR) produced a total return (USD) of +7.33% vs the MSCI World Index (net return) of 13.05%. The ETF therefore underperformed the index by 5.72% over the period.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

•	US carbon emission reduction targets being announced by President Joe Biden supported by near-term extensions and broadening of sustainable energy investment tax credits and the initial plans for a significant infrastructure bill.

•	The EU carbon price exceeding Eur50/tonne with Canada introducing a federal carbon tax that will increase to around $100/tonne in 2030 and China introducing a carbon pricing mechanism.
•	Consistent and broad strength of demand for nearly all sustainable energy subsectors together with supply constraints in base commodities (copper, steel, soybean, corn), semiconductors and logistics and which has resulted in concerns around inflation.
•	A US ban on the import of solar products made by Xinjiang Hoshine Silicon (a metal silicon powder provider) in the Xinjiang region of China, over the ‘inhumane’ use of Uyghur forced labour.
•	The restructuring of the $6bn AUM iShares Clean Energy ETF to become a broader, more liquid index with around 80 larger market capitalisation holdings.

Drivers of fund performance

In terms of individual stock performance, the largest contributors to the fund over the first half of the year were our two Chinese independent power producers, China Longyuan and China Suntien. Earlier in the year, China Longyuan announced a corporate transaction with its parent company CNH Energy and its sister company Pingzhuang Energy that provided China Longyuan with a China A share listing while China Suntien’s share price increase reflected strong profit growth resulting from the start-up of new wind projects combined with greater wind resources and utilisation in the existing facilities.

Polysilicon manufacturer Daqo New Energy delivered a significant contribution to the fund during the first half of the year as a result of strong polysilicon demand and rising polysilicon prices. We sold our position in Daqo during the first quarter of 2021. Other strong performers included Nibe Industrier, which benefitted from strong demand for heat pumps and a share split that increased accessibility of its shares, and Johnson Matthey whose operational performance has benefitted from the recovery in global auto demand complemented by higher metals prices and better working capital management.

While the strongest performers came from all four sub sectors, the weaker performers came only from the generation and wind equipment sub sectors. Siemens Gamesa and Vestas Wind Systems suffered from slowing momentum within the near-term wind macro environment (compounded by supply chain pressures and raw material inflationary concerns) that trumped longer-term positive wind industry developments. Broadly speaking, the generation names suffered a de-rating as a result of general market concerns around rising interest rates.

In terms of attribution relative to the Guinness sustainable energy universe, the fund delivered positive sector allocation and stock selection within electric vehicles (due to a bias towards power semiconductors and electronics and avoidance of recently listed US SPACs) and also within Independent Power Producers (due to exposure to Chinese wind-dominated IPPs and the avoidance of US residential solar and pure-play high-growth solar IPPs that were weaker as a result of rising interest rate concerns). Attribution was negative within alternative fuels and batteries where the fund holds zero weight to biofuel companies and to battery raw materials companies, that both performed well in the period.

From our analysis, we can see that underlying earnings and profitability metrics for the ETF’s holdings continue to improve and we believe that many individual examples of company share price weakness were a reaction to near-term extended valuation metrics rather than negative fundamental factors in the first half of the year. Across the fund, the displacement and electrification sectors saw consistently positive cash return improvements while generation was unchanged and electrification was mixed (although dominated by weakness in the wind equipment manufacturers). On average, the forecast cash return increased by 0.8% to around 9.0% with around 75% of portfolio companies seeing an increase in forecast cash returns.

Activity

During the period, we sold Daqo New Energy and replaced the holding with a position in Infineon Technologies.

•	Daqo is a fast growing, low cost, China based manufacturer of polysilicon, whose shares have increased by more than eight times since the start of 2019. While underlying profitability has increased at Daqo, we are concerned that the share price now fully reflects a very optimistic outlook for long term polysilicon pricing and company growth.

•	Infineon Technologies designs, manufactures, and markets semiconductors with a focus on the automotive, industrial power control, power management and digital security markets. Having recently acquired Cypress Semi, we believe that Infineon is very well placed to benefit from the industry’s need for greater semiconductor (especially power semiconductor) content in electric vehicles.

The portfolio was actively rebalanced during the period and, combined with the stock switches, the weighting to Displacement (Demand) increased from 39.0% at the end of 2020 to 45.5% at the end of June 2021 while the weighting to Renewables (Supply) fell from 58.4% to 53.7%. Within these subsectors, our exposure to Electric vehicle increased from 16.7% to 21.7% while our weighting to Installation (Equipment) fell from 35.4% to 29.3%.

Outlook

We remain confident on the outlook for the sustainable energy sector for the remainder of the year (and beyond) as we see policy commitments continuing to drive the growth agenda:

•	June – the EU Climate Law (the legislation behind the EU Green Deal) is expected to be passed bringing 2050 net zero targets and catalysing c.EUR10trn of sustainable energy investments up to 2050.

•	July - the EU is expected to publish a draft law that will set 2030 renewable energy share targets for industry and buildings and it will likely start deployment of capital from the “Recovery Fund” for post-COVID sustainable energy stimulus investments in southern European countries.

•	September – the EU is scheduled to vote on a carbon border import tax which will be designed to ‘level the playing field’ for European businesses that suffer the EU carbon tax. We expect this to be an increasingly discussed topic in light of the current inflationary environment.

•	November – the UK will host the 26th UN Climate Change Conference of the Parties (COP26) in Glasgow on 31 October – 12 November 2021. This Summit, which sees the first ratcheting of Paris Agreement commitments, should be a significant catalyst for the sustainable energy sector and we expect multiple events, announcements and commitments leading into this.

•	2021 as a whole – we expect activity to remain high with, for example, solar installations reaching record levels and growth in new electric vehicles sales reaching around 50%. Government policy and investment plans remain very supportive of activity levels for the remainder of the year.

•	Longer term – while we cannot predict specific catalysts, we remain confident that the sector is very well placed to deliver a strong earnings recovery post COVID as a result of stimulus and policy that is focused on decarbonisation and the energy transition. SULR is positioned to benefit from these themes and, on our estimates, is likely to deliver earnings growth of around 12-13%pa that will bring the ETF P/E ratio down from the current 21x for 2022 to around 14x in 2025.

Will Riley and Jonathan Waghorn

July 2021

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Sustainable Energy II ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 99.4%	Value ($)

	Electrification: 40.1%
1,264	Aptiv PLC	$198,865
2,576	Gentherm Inc.*	183,025
2,896	Hella GmbH & Co. KGaA	198,369
4,224	Infineon Technologies AG	169,413
1,744	Itron Inc.*	174,365
4,432	Johnson Matthey PLC	188,385
240	LG Chem Ltd.	180,546
4,880	ON Semiconductor Corporation*	186,806
320	Samsung SDI Co., Ltd.	197,680
1,344	Schneider Electric SE	211,472
3,280	Sensata Technologies Holding*	190,142
		2,079,068
	Energy Efficiency: 12.9%
3,312	Ameresco Inc.*	207,729
1,088	Hubbell Inc.	203,282
24,384	Nibe Industrier AB - B Shares	256,503
		667,514

	Renewable Energy Generation: 29.4%
3,056	Albioma SA	125,104
128,000	China Longyuan Power Group Corp Ltd.	220,579
416,000	China Suntien Green Energy Corp Ltd.	204,134
496	Enphase Energy Inc.	91,080
16,240	Iberdrola SA	197,983
2,640	Nextera Energy Inc.	193,459
1,568	Ormat Technologies Inc.	109,023
5,008	Siemens Gamesa Renewable Energy SA	167,242
12,656	TransAlta Renewables Inc.	212,755
		1,521,359

	Renewable Equipment Manufacturing: 17.0%
3,296	Canadian Solar Inc.*	147,793
1,952	First Solar Inc.*	176,676
288	Solaredge Technologies Inc.*	79,595
1,856	TPI Composites Inc.*	89,867
4,560	Vestas Wind Systems A/S	178,022
96,000	Xinyi Solar Holdings Ltd.	207,225
		879,178

	Total Common Stocks (Cost $5,008,268)	$5,147,119

	Total Investments (Cost $5,008,268)- 99.4%	5,147,119
	Other Assets in Excess of Liabilities - 0.6%	32,153
	Total Net Assets - 100.0%	$5,179,272

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Percent of Total
Security Type/Country	Net Assets
Common Stocks
United States	34.9%
China	12.2%
Canada	8.6%
Spain	7.3%
South Korea	7.1%
France	7.0%
Denmark	6.5%
Germany	5.0%
Sweden	3.8%
Ireland	3.6%
Britain	3.4%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ASIA PACIFIC DIVIDEND BUILDER ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

1.	Performance

Average Annual Total Returns	6 months (Actual)	1 Year	3 Years	5 Years	10 Years

Asia Pacific Dividend Builder ETF (Net Asset Value)	11.65%	39.83%	11.10%	12.28%	7.38%
Asia Pacific Dividend Builder ETF (Market Price)	11.65%	39.83%	11.10%	12.28%	7.38%

Benchmark Index:
MSCI AC Pacific ex japan Index (net return)	6.28%	37.80%	11.81%	14.06%	6.81%

The Fund’s total expense ratio is 4.97% and the net expense ratio is 0.78%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.78% through June 30, 2025. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

The Fund rose 11.65% in the first six months of 2021 compared to the MSCI AC Pacific ex Japan Index (Net Return) which rose 6.28%.

The Fund had a strong first quarter followed by a quiet two-month period in April and May followed by some underperformance in June when growth-oriented stocks began to outperform once again. Outperformance in the first quarter was associated with a good results season for many of our companies. During the full six-month period, all thirty-six of our companies reported: 25 companies grew their dividends, 1 company dividend remained unchanged, 7 companies reported a decline in line with earnings, 2 cut, and 1 omitted. Of those that declined, many of these were related to profits generated in 2020; where companies have been reporting quarterly profits and/or dividends, the momentum has been very encouraging.

Stock market performance in the region, along with the rest of the world, has been heavily influenced by the spread/containment/resurgence of COVID cases and by the unprecedented level of support coming from governments and central banks. As economies have begun to re-open, and with the push provided by government spending, especially in the US, we have seen a resurgence of inflation. So far this has mostly been evident in commodity prices and producer prices around the world. Producer Prices in May rose 9% year on year in China and the US, were up 7% in Germany and up 6% in Korea and Thailand. Some seepage into consumer price inflation has been evident but there is still debate as to this being transitory or more long-lasting. Central banks have been cautious about increasing lending rates for fear of stifling recovery. The market remains undecided: US bond markets reacted earlier in the year with bond yields climbing off their lows, but they have since have since fallen back to February levels (at the time of writing).

The best performing markets during the first half of the year were Australia, Hong Kong, India, Singapore and Taiwan, as measured by the respective MSCI Country indices, which rose between 9% and 18% in US dollar terms. China was notably weaker, rising only 2% during the period, held back by the technology sector heavyweights which are facing headwinds from both regulation and intensifying competition.

Stocks’ performance was led in the first half by China Medical System, which rose 139% in USD terms. The company is a pharmaceutical distributor and manufacturer whose share price was weighed down in 2019 and 2020 by uncertainty surrounding drug pricing in China. This left the stock significantly undervalued, in our view, and when the company reported results for 2020 that included a 29% increase in profit and 60% dividend increase the share price moved. Its rally this year has made up all last year’s underperformance; since the beginning of 2020, the stock has risen 93% and outperformed the benchmark by more than 60%.

The weakest stock in the first half was Ping An Insurance, which fell 18.5% in USD terms, mostly in the second quarter. The share price has been affected by Ping An’s involvement in the debt restructuring of Peking University Founder Group, which is engaged in health care, information technology, real estate and finance. Investors are concerned that Ping An may be asked to step in as a white knight for other indebted businesses. Nevertheless, and outweighing this headwind in our view, Ping An Insurance is steadily strengthening its operations, rationalising its sales force and investing in technology especially in the Life business. Underwriting looks to be improving across the sector and we remain positive on the business.

2.       PORTFOLIO CHANGES

During the first half of the year, we sold China Mobile and we have replaced it with China Overseas Land & Investment (COLI). Both stocks offer a similar yield but COLI’s returns on capital, earnings growth and dividend growth profile are superior to those of China Mobile, in our opinion. COLI also trades at a significantly lower valuation to China Mobile. Over the past five years, COLI has grown its dividend at an average annual rate of 14.1%, paying out 25% of its earnings (25% payout ratio) compared with China Mobile, whose dividend has grown 4% over the same period with a 43% payout ratio.

3.       PORTFOLIO POSITION

At the end of the period, the main country overweight positions were in Singapore and Taiwan (India and the US are not in the benchmark); the main underweight positions were in China and Korea. On a sector basis, the main fund overweight positions were in Real estate (4 positions: 3 Real Estate Investment Trusts and 1 Developer), Consumer Discretionary and Financials (made up of banks and insurers). The main underweight positions were in Communication Services, Materials and Industrials.

4.       OUTLOOK

We think we are moving into an investment environment that is different from that which has prevailed over the past 10 years, and maybe over the last 40 years. Big government spending is back in vogue with Keynesian economics gaining ground against the monetarist approach that has dominated in the US. Supply chain re-ordering, trade frictions and higher input costs all put inflation back onto the agenda. Ultra-low interest rates may have to give way in this new world. The focus of our attention is on companies whose operations command higher margins and whose strengths (management, capital base, product line up and internal cash generation) can form a defence against margin erosion.

Value stocks have had a good run so far this year. Since June 9, 2021, growth has picked up but no theme is clearly established. Our focus remains on companies that show evidence of good management, strong market positioning, with pricing power and strong balance sheets. Consumer behaviour following an exit from pandemic conditions is not certain. Recent jobs data from the US for example, showed both strong new jobs creation as one might expect, but it also showed higher unemployment, also as one might expect.

For these reasons we think that an investment strategy based upon strong business models as opposed to cyclical themes has a place in a portfolio.

Edmund Harriss and Mark Hammonds

July 2021

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 100.1%	Value ($)

	Australia: 11.6%
8,236	Corporate Travel Management Ltd.	$132,726
3,691	JB Hi-Fi Ltd.	139,999
50,217	Metcash Ltd.	150,254
4,589	Sonic Healthcare Ltd.	132,146
		555,125
	China: 32.5%
163,000	China Construction Bank Corp. - H Shares	128,270
202,000	China Lilang Ltd.	131,123
49,000	China Medical System Holdings	129,059
16,500	China Merchants Bank Co., Ltd. - H Shares	140,789
22,600	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	128,695
54,500	China Overseas Land & IN	123,821
22,000	China Resources Gas Group Ltd.	132,040
1,316	NetEase Inc. - ADR	151,669
11,500	Ping An Insurance Group Company of China Ltd. - H Shares	112,640
5,900	Shenzhou International	149,014
26,900	Suofeiya Home Collection - A Shares	100,651
12,894	Zhejiang Supor Cookware - A Shares	127,172
		1,554,943
	Hong Kong: 5.6%
38,000	BOC Hong Kong Holdings Ltd.	128,962
14,597	Link REIT/The	141,471
		270,433

	India: 2.9%
9,468	Tech Machindra LTD	139,630

	Malaysia: 2.9%
138,800	Public Bank Bhd	137,412

	Singapore: 8.4%
58,354	Ascendas Real Estate Investment Trust - REIT	128,012
88,900	CapitaLand Mall Trust - REIT	138,168
6,186	DBS Group Holdings Ltd.	137,129
		403,309
	South Korea: 9.0%
9,498	Hanon Systems	139,120
17,332	Korean Reinsurance Co	151,092
1,887	KT&G Corp.	140,952
		431,164

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares		Value ($)

	Taiwan: 18.7%
18,000	Catcher Technology Co., Ltd.	$117,346
18,000	Elite Material Co., Ltd.	140,557
30,517	Hon Hai Precision Industry Co., Ltd.	122,429
1,100	Largan Precision Co., Ltd.	122,146
9,000	Nien Made Enterprise Co., Ltd.	133,303
6,500	Novatek Microelectronics Corp.	116,182
1,191	Taiwan Semiconductor Manufacturing Co., Ltd.	143,110
		895,073

	Thailand: 2.6%
44,300	Tisco Financial Group PCL/Foreign	122,364

	United States: 5.9%
2,510	Aflac Inc.	134,687
1,041	QUALCOMM Inc.	148,790
		283,477

	Total Common Stocks (Cost $3,414,071)	$4,792,930

	Total Investments (Cost $3,414,071): 100.1%	4,792,930
	Liabilities in Net Excess of Other Assets: 0.1%	(4,925)
	Net Assets: 100.0%	$4,788,005

PCL - Public Company Limited

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Percent of Total
Security Type/Country	Net Assets
Common Stocks
China	27.1%
Taiwan	18.7%
Australia	11.6%
Hong Kong	11.0%
South Korea	9.0%
Singapore	8.4%
United States	5.9%
India	2.9%
Malaysia	2.9%
Thailand	2.6%
Total Investments	100.1%
Liabilities in Net Excess of Other Assets	-0.1%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS DIVIDEND BUILDER ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

Average Annual Total Returns	6 months (Actual)	1 Year	3 Years	5 Years	Since Inception 03/30/2012

Asia Pacific Dividend Builder ETF (Net Asset Value)	12.93%	34.97%	15.56%	13.75%	11.55%
Asia Pacific Dividend Builder ETF (Market Price)	12.93%	34.97%	15.56%	13.75%	11.55%

Benchmark Index:
MSCI World Index (net return)	13.05%	39.04%	14.96%	14.82%	11.54%

The Fund’s total expense ratio is 1.42% and the net expense ratio is 0.65%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.65% through June 30, 2025. For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

Review

The SmartETFs Dividend Builder ETF in the first six months of 2021 produced a total return of 12.93% (in USD), versus the MSCI World Index return of 13.05% (in USD). The fund therefore underperformed by 0.12%.

In the first quarter of 2021, the Fund returned 3.99% (in USD) vs the MSCI World Index return of 4.92% (underperformance of 0.93%).

Global equities advanced in the first quarter in 2021, supported by (1) the roll-out of Covid-19 vaccines, (2) news of further US fiscal stimulus, and (3) a pledge by the Fed Chairman, Jerome Powell, to keep interest rates lower-for-longer to help support the economic recovery. One year on from when equity markets bottomed, the MSCI World Index has rallied 79% (in USD) and is 18% above its pre-Covid highs.

Over Q1 all regions registered gains, though markets were choppy and repeatedly tested as optimism drove bond yields higher. Despite the Fed’s reassurances that interest rates will remain low, the sharp rise in yields sparked sell-offs in global equity markets due to fears that rates may not remain supportively lower-for-longer if there is a material spike in inflation. This particularly dragged on the outlook for growth stocks which are expected to see earnings growth further out into the future and so are more vulnerable to higher discount rates. In contrast, value stocks performed relatively better as the “stay-at-home” trade gave way to the “re-opening” trade. Higher commodity prices also helped value stocks, with oil up 22% and copper up 13% over the quarter.

Equity markets’ advance was fueled by value stocks and cyclical sectors, i.e. those which are most sensitive to the economic cycle. Energy, Financials, and Industrials performed best over the quarter, whilst defensive sectors, such as Consumer Staples and Healthcare, lagged and this was a drag on the Fund’s performance in the quarter. The drag was however partially offset with good stock selection in the IT and Healthcare sectors.

In the second quarter of 2021, the Fund returned 8.59% (in USD) vs the MSCI World Index return of 7.74% (outperformance of 0.85%).

Global equity markets rallied strongly in the second quarter, building on first quarter gains, and closing out one of the best first half starts in history. The US market delivered the best return last quarter, thanks to the rebound of growth stocks, strong first-quarter earnings growth (47% year-on-year), and the prospect of more fiscal stimulus as Joe Biden reached a bipartisan deal to boost infrastructure spending by $600 billion. Q2 marked the S&P 500 Index’s fifth consecutive quarter of gains, and best first-half performance since 1998. Overall, the economic picture remained rosy too. The US economy accelerated in Q1 2021, recording an annualized GDP increase of 6.4%.

European stocks followed the US closely, supported by the reopening of regional economies and strong global goods demand. While the spread of the delta variant is a potential concern, as it could slow the full reopening of economies, the increasing number of cases has so far not led to significantly higher hospital admissions. This suggests that the vaccines work against the variant, adding to economic optimism in the region. In contrast, the slow vaccination campaign weighed on the relative performance of the Japanese equity market last quarter, whilst policy-tightening and regulatory concerns weighed on China’s relative performance and on Asian indices as a whole.

Growth equities led in the quarter, supported by strong earnings releases from mega-cap technology companies, reversing some of the year-to-date underperformance versus value. Large cap companies generally outperformed their small-cap counterparts during the quarter, also breaking from recent trends.

From a regional perspective, being underweight US in the Fund was a small detractor over the quarter, whilst having no positions in Japan benefitted performance. Given the index compositions, US outperformance correlated with growth outperforming value, and this was particularly prominent in the second half of the quarter.

IT and Communication Services were the best performing sectors in Q2, and whilst this boosted the benchmark index, it was a drag on the Fund’s relative performance in the quarter given our underweight exposure. Being overweight Industrials and Consumer Staples was also unfavourable in the quarter, though offset by particularly good stock selection within Industrials. Positive stock selection in the Consumer Discretionary and Financials sectors aided relative performance too.

Our largest overweight in the Fund is to the Consumer Staples sector, with approximately 28% of holdings. Whilst this proved a drag on performance in the second quarter, we believe that most developed global markets have now likely passed through the ‘recovery phase’ of the economic cycle, where companies that see the fastest recovery in their earnings outperform. We believe we are now entering the ‘growth’ phase of the cycle where fundamentals will drive returns, i.e. companies that offer steady compounding earnings and reasonable valuation will be rewarded. We continue to see many high-quality Consumer Staples companies trading at valuations around their 5- or 10-year average, which we do not necessarily see in other sectors.

Dividend Update

Based on quarter-end prices the Fund had a 12-month trailing dividend yield of 1.7% (net of withholding taxes), vs the benchmark index dividend yield of 1.7% (gross of withholding taxes).

So far, in 2021, we have had dividend updates from 30 of our 35 holdings:

•	27 companies announced growth for their 2021 dividend vs 2020 (on average growing 7.6% yoy)
•	2 companies have announced a flat dividend vs 2020.
•	1 company has announced a modest cut to its dividend vs 2020.
•	0 companies have announced dividend cancellations.

Activity

We made no changes to the portfolio in the first half of the year.

Portfolio Positioning

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. We have approximately 45% in quality defensive companies (e.g. Consumer Staples and Healthcare companies) and around 55% in quality cyclical or growth-oriented companies (e.g. Industrials, Financials, Consumer Discretionary, Information Technology, etc.) Within Financials, however, we do not own any Banks, which helps to dampen the cyclicality of our Financials.

The Fund also has zero weighting to Energy, Utilities, Materials, and Real Estate. The largest overweight is to Consumer Staples.

Geographically, the Fund is diversified around the world with 51% in the US, 39% in Europe and 9% in Asia-Pacific. Within the Asia-Pacific region we have one company listed in Hong Kong (Anta Sports), one company listed in Taiwan (Taiwan Semiconductor) and one company listed in Australia (Sonic Healthcare).

Outlook

The four key tenets to our approach are: quality, value, dividend, and conviction. We follow these metrics at the portfolio level to make sure we are providing what we say we will. At the quarter end, we are pleased to report that the portfolio continues to deliver on all four of these measures relative to the MSCI World Index benchmark.

Based on the measures, holistically, the high-conviction fund has companies which are on average better quality at better value versus the index. The Fund at the end of the quarter was trading on 19.0x 2021 expected price to earnings; a discount of 7.9% to the broad market.

The outlook continues to be positive with a strong economic recovery underway in the US and Europe, supported by accommodative central bank policies and fiscal support. Inflation continues to be top of mind but currently we agree with central banks that higher levels of inflation are likely to be transitory as supply chains, labour and demand return to an equilibrium over the next 12 months. Should inflation persist for longer, then high-quality equities will be an attractive haven with their combination of pricing power, strong balance sheets, and reasonable valuations.

As ever we would like to thank you for your continued support.

Matthew Page & Ian Mortimer

July 2021

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Dividend Builder ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 98.7%	Value ($)

	Australia: 2.8%
25,751	Sonic Healthcare Ltd.	$741,530

	China: 4.6%
52,000	ANTA Sports Products Ltd.	1,224,270

	Denmark: 3.1%
9,957	Novo Nordisk A/S	834,289

	France: 5.4%
9,923	Danone SA	698,647
4,635	Schneider Electric SE	729,295
		1,427,942
	Germany: 5.2%
4,260	Deutsche Boerse AG	743,645
6,190	Henkel AG & Company KGaA	653,618
		1,397,263
	Ireland: 2.7%
5,896	Medtronic PLC	731,870

	Switzerland: 8.7%
22,393	ABB Ltd.	759,704
6,181	Nestle SA	769,711
2,118	Roche Holding AG	797,870
		2,327,285
	Taiwan: 2.7%
6,046	Taiwan Semiconductor Manufacturing Co., Ltd.	726,487

	United Kingdom: 16.2%
100,561	BAE Systems PLC	726,081
17,596	British American Tobacco PLC	681,486
16,463	Diageo PLC	788,126
33,606	Imperial Tobacco Group PLC	723,753
7,769	Reckitt Benckiser Group PLC	687,427
12,502	Unilever PLC	731,570
		4,338,443

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares		Value ($)

	United States: 47.3%
6,682	AbbVie Inc.	$752,660
13,291	Aflac Inc.	713,195
5,514	Arthur J Gallagher & Co.	772,401
946	BlackRock Inc.	827,722
1,477	Broadcom Inc.	704,293
13,744	Cisco Systems Inc.	728,432
3,373	CME Group Inc.	717,370
5,011	Eaton Corp. PLC	742,530
3,129	Illinois Tool Works Inc.	699,519
4,246	Johnson & Johnson	699,486
2,907	Microsoft Corp.	787,506
10,238	Otis Worldwide Corp.	837,161
7,019	Paychex Inc.	753,139
4,923	PepsiCo Inc.	729,441
8,772	Procter & Gamble Co/The	698,533
5,177	Raytheon Techologies Corp.	748,339
8,675	VF Corp.	711,697
		12,623,424

	Total Common Stocks (Cost $18,588,876)	$26,372,803

	Total Investments in Securities (Cost $18,588,876): 98.7%	26,372,803
	Other Assets less Liabilities: 1.3%	353,161
	Net Assets: 100.0%	$26,725,964

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF
Schedule of Investments
at June 30, 2021 (Unaudited)

Percent of Total
Security Type/Country	Net Assets
Common Stocks
United States	50.0%
United Kingdom	13.5%
Switzerland	8.7%
France	5.4%
Germany	5.2%
China	4.6%
Denmark	3.1%
Australia	2.8%
Ireland	2.7%
Taiwan	2.7%
Total Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2021 (Unaudited)

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Assets:
Investments in securities, at cost	$12,144,983	$2,617,024	$5,008,268
Investments in securities, at value	$14,627,235	$2,871,204	$5,147,119
Cash	57,979	12,307	42,554
Foreign currency, at value (Cost $0)	-	-	631
Receivables:
Dividends receivable	35,585	295	17,951
Tax reclaim	1,666	38	930
Due from Advisor, net	-	6,101	4,681
Total Assets	$14,722,465	$2,889,945	$5,213,866

Liabilities:
Due to Advisor, net	1,411	-	-
Trustee's fees payable	610	1,163	297
CCO fees payable	273	658	201
Audit fees payable	6,245	2,699	6,199
Legal fees payable	748	698	656
Other accrued payable	-	6,210	27,241
Total Liabilities	9,287	11,428	34,594

Net Assets	$14,713,178	$2,878,517	$5,179,272

Composition of Net Assets:
Paid-in capital	$12,091,703	$2,590,929	$5,075,023
Total distributable earnings	2,621,475	287,588	104,249
Net Assets	$14,713,178	$2,878,517	$5,179,272

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	325,002	100,001	160,000
Net Asset Value, Offering and Redemption Price Per Share	$45.27	$28.78	$32.37

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2021 (Unaudited)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Assets:
Investments in securities, at cost	$3,414,071	$18,588,876
Investments in securities, at value	$4,792,930	$26,372,803
Cash	-	296,990
Foreign currency, at value (Cost $14,513 and $9,790)	14,500	9,790
Receivables:
Dividends receivable	8,784	21,598
Tax reclaim	-	40,186
Due from Advisor, net	6,260	-
Total Assets	$4,822,474	$26,741,367

Liabilities:
Overdraft due to custodian bank	9,803	-
Deferred foreign tax liability	6,092	-
Due to Advisor, net	-	2,286
Trustee's fees payable	1,620	450
CCO fees payable	821	965
Audit fees payable	6,344	6,401
Legal fees payable	324	255
Other accrued payable	9,465	5,046
Total Liabilities	34,469	15,403

Net Assets	$4,788,005	$26,725,964

Composition of Net Assets:
Paid-in capital	$3,068,028	$19,144,538
Total distributable earnings	1,719,977	7,581,426
Net Assets	$4,788,005	$26,725,964

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	257,305	1,049,899
Net Asset Value, Offering and Redemption Price Per Share	$18.61	$25.46

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited)

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Investment Income:
Dividends*	$102,498	$1,255	$30,775
Total income	102,498	1,255	30,775

Expenses:
Advisory fees	44,694	8,685	15,772
Audit fees	6,245	5,199	6,199
CCO fees and expenses	3,149	2,869	2,644
Trustees' fees and expenses	2,736	3,061	2,347
Legal fees	1,983	3,823	264
Transfer agent fees and expenses	-	8,194	7,577
Custody fees and expenses	-	10,694	7,577
Fund Accounting expense	-	6,039	14,019
Fund Administration expense	-	665	1,039
Printing	-	4,410	2,019
Insurance	-	43	35
Miscellaneous	-	1,870	1,727
Total expenses	58,807	55,552	61,219
Less: fees waived and expenses absorbed	(14,115)	(46,868)	(45,447)
Net expenses	44,692	8,684	15,772
Net Investment Income (Loss)	57,806	(7,429)	15,003

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	80,140	41,033	(47,975)
Foreign Currency	(644)	(197)	1,807
	79,496	40,836	(46,168)
Net change in unrealized appreciation (depreciation) on:
Investments	784,070	254,243	44,364
Foreign Currency	(213)	1	(145)
	783,857	254,244	44,219
Net realized and unrealized gain (loss) on investments and foreign currency	863,353	295,080	(1,949)
Net Increase in Net Assets Resulting from Operations	$921,159	$287,651	$13,054

*	Net of foreign taxes withheld of $11,269, $101 and $3,043, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited)

	Asia Pacific Dividend Builder ETF^	Dividend Builder ETF^
Investment Income:
Dividends*	$62,841	$374,504
Total income	62,841	374,504

Expenses:
Advisory fees	19,657	56,057
Audit fees	6,344	6,344
CCO fees and expenses	2,934	4,295
Trustees' fees and expenses	2,560	2,857
Legal fees	2,046	5,619
Transfer agent fees and expenses	11,882	11,239
Custody fees and expenses	8,603	261
Fund Accounting expense	13,188	11,837
Fund Administration expense	1,164	5,166
Shareholder Servicing fees	4,044	13,183
Printing	2,851	1,233
Registration expense	10,385	11,010
Insurance	165	829
Miscellaneous	1,796	2,087
Interest expense	111	525
Total expenses	87,730	132,542
Less: fees waived and expenses absorbed	(66,559)	(49,352)
Net expenses	21,171	83,190
Net Investment Income	41,670	291,314

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	327,615	395,932
Foreign Currency	(2,642)	(7,626)
	324,973	388,306
Net change in unrealized appreciation (depreciation) on:
Investments	127,294	2,330,502
Deferred foreign taxes	(6,092)	-
Foreign Currency	(199)	(846)
	121,003	2,329,656
Net realized and unrealized gain on investments and foreign currency	445,976	2,717,962
Net Increase in Net Assets Resulting from Operations	$487,646	$3,009,276

*	Net of foreign taxes withheld of $3,451 and $21,938, respectively.
^	The Funds adopted the accounting history of its predecessor mutual fund. The above financial information include those of the predecessor mutual fund.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Smart Transportation & Technology ETF

		Year Ended
	Six Months Ended	December 31,
	June 30, 2021†	2020
INCREASE IN NET ASSETS FROM:
Operations:
Net Investment income	$57,806	$11,379
Net realized gain on investments and foreign currency	79,496	119,374
Net change in unrealized appreciation on investments
and foreign currency	783,857	1,555,579
Net Increase in Net Assets Resulting from Operations	921,159	1,686,332

Distributions to Shareholders:	-	(165,407)

Capital Transactions:
Proceeds from shares sold	6,662,199	3,575,247
Cost of shares redeemed	-	(602,143)
Net Increase in Net Assets from Capital Transactions	6,662,199	2,973,104

Total Increase in Net Assets	7,583,358	4,494,029

Net Assets:
Beginning of period	7,129,820	2,635,791
End of period	$14,713,178	$7,129,820

Capital Share Activity:
Shares sold	150,000	100,000
Shares redeemed	-	(25,000)
Net Increase in Share Transactions	150,000	75,000

†	Unaudited

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Advertising & Marketing		Sustainable
	Technology ETF		Energy II ETF

		For the period		For the period
	Six Months Ended	December 31, 2020*	Six Months Ended	November 11, 2020*
	June 30, 2021†	to December 31, 2020	June 30, 2021†	to December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income (loss)	$(7,429)	$(5)	$15,003	$(108)
Net realized gain (loss) on investments and foreign currency	40,836	-	(46,168)	(3,170)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	254,244	(63)	44,219	94,473
Net Increase (Decrease) in Net Assets Resulting from Operations	287,651	(68)	13,054	91,195

Capital Transactions:
Proceeds from shares sold	2,338,369	252,565	4,261,310	813,713
Cost of shares redeemed	-	-	-	-
Net Increase in Net Assets from Capital Transactions	2,338,369	252,565	4,261,310	813,713

Total Increase in Net Assets	2,626,020	252,497	4,274,364	904,908

Net Assets:
Beginning of period	252,497	-	904,908	-
End of period	$2,878,517	$252,497	$5,179,272	$904,908

Capital Share Activity:
Shares sold	90,000	10,001	130,000	30,000
Shares redeemed	-	-	-	-
Net Increase in Share Transactions	90,000	10,001	130,000	30,000

†	Unaudited
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder ETF		Dividend Builder ETF

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2021†^	December 31, 2020	June 30, 2021†^	December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$41,670	$218,924	$291,314	$367,974
Net realized gain (loss) on investments and foreign currency	324,973	2,728,630	388,306	(437,854)
Net change in unrealized appreciation on investments, deferred foreign taxes, and foreign currency	121,003	830,540	2,329,656	2,455,926
Net Increase in Net Assets Resulting from Operations	487,646	3,778,094	3,009,276	2,386,046

Distributions to Shareholders:	(71,305)	(488,673)	(255,121)	(348,995)

Capital Transactions:
Proceeds from shares sold	440,307	13,768,044	5,627,117	11,029,359
Reinvestment of distributions	23,063	478,955	139,178	347,728
Cost of shares redeemed	(265,972)	(18,075,853)	(3,849,502)	(4,303,026)
Redemption fee proceeds	-	-	-	-
Net Increase (Decrease) in Net Assets from Capital Transactions	197,398	(3,828,854)	1,916,793	7,074,061

Total Increase (Decrease) in Net Assets	613,739	(539,433)	4,670,948	9,111,112

Net Assets:
Beginning of period	4,174,266	4,713,699	22,055,016	12,943,904
End of period	$4,788,005	$4,174,266	$26,725,964	$22,055,016

Capital Share Activity:
Shares sold	23,905	1,122,616	241,629	549,958
Shares issued on reinvestment	1,269	30,188	5,961	18,098
Shares redeemed	(14,581)	(1,190,438)	(166,086)	(223,646)
Net Increase (Decrease) in Share Transactions	10,593	(37,634)	81,504	344,410

†	Unaudited.
^	Prior to March 27, 2021, the Funds were operating as a traditional open-end mutual fund.

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months			For the Period
	Ended		Year Ended	November 14, 2019*
	June 30, 2021†		December 31, 2020	to December 31, 2019

Net asset value, beginning of period	$40.74		$26.36	$25.00

Investment operations:
Net investment income	0.18		0.06	0.02
Net realized and unrealized gain on investments	4.35		15.42	1.34
Total from investment operations	4.53		15.48	1.36

Distributions to Shareholders from:
Net investment income	-		(0.08)	-
Realized gain	-		(1.02)	-
Total distributions	-		(1.10)	-

Net asset value, end of period	$45.27		$40.74	$26.36

Total return	11.12	%(1)	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$14.7		$7.1	$2.6

Ratio of expenses to average net assets:
Before fee waived	0.89	%(2)	1.51%	3.87	%(2)
After fees waived	0.68	%(2)	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	0.67	%(2)	(0.45%)	(2.44	%)(2)
After fees waived	0.88	%(2)	0.38%	0.75	%(2)

Portfolio turnover rate	8.99	%(1)	16.10%	0.00	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period.

	Six Months		For the Period
	Ended		December 31, 2020*
	June 30, 2021†		to December 31, 2020

Net asset value, beginning of period	$25.25		$25.25

Investment operations:
Net investment income (loss)	(0.08)		-
Net realized and unrealized gain on investments	3.61		-
Total from investment operations	3.53		-

Net asset value, end of period	$28.78		$25.25

Total return	13.98	%(1)	0.00	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,879		$252

Ratio of expenses to average net assets:
Before fee waived	4.34	%(2)	810.45	%(2)
After fees waived	0.68	%(2)	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(4.24	%)(2)	(810.45	%)(2)
After fees waived	(0.58	%)(2)	0.68	%(2)

Portfolio turnover rate	19.46	%(1)	0.00	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period.

	Six Months		For the Period
	Ended		November 11, 2020*
	June 30, 2021†		to December 31, 2020

Net asset value, beginning of period	$30.16		$25.48

Investment operations:
Net investment income (loss)	0.09		(0.01)
Net realized and unrealized gain on investments	2.12		4.69
Total from investment operations	2.21		4.68

Net asset value, end of period	$32.37		$30.16

Total return	7.33	%(1)	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,179		$905

Ratio of expenses to average net assets:
Before fee waived	3.06	%(2)	30.82	%(2)
After fees waived	0.79	%(2)	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.52	%)(2)	(30.22	%)(2)
After fees waived	0.75	%(2)	(0.18	%)(2)

Portfolio turnover rate	10.52	%(1)	4.55	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2021†		2020		2019	2018		2017		2016

Net asset value, beginning of period	$16.92		$16.58		$14.22	$17.85		$13.43		$12.79

Investment operations:
Net investment income	0.17		0.37		0.51	0.49		0.40		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	1.80		1.84		2.35	(3.36)		4.47		0.71
Total from investment operations	1.97		2.21		2.86	(2.87)		4.87		1.13

Distributions to Shareholders from:
Net investment income	(0.28)		(0.38)		(0.50)	(0.77)		(0.46)		(0.49)
Realized gain	-		(1.49)		-	-		-		-
Total distributions	(0.28)		(1.87)		(0.50)	(0.77)		(0.46)		(0.49)

Redemption fee proceeds	-		-		- (1)	0.01		0.01		-	(1)

Net asset value, end of period	$18.61		$16.92		$16.58	$14.22		$17.85		$13.43

Total return	11.65%		13.90%		20.33%	(16.42%)		36.70%		8.81%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$4.8		$4.2		$4.7	$4.2		$7.6		$8.5

Ratio of expenses to average net assets:
Before fee waived	3.88	%(3)	3.00%		4.02%	3.27%		3.48%		3.14%
After fees waived(4)	0.94	%(3)	1.11	%(5)	1.10%	1.12	%(5)	1.12	%(5)	1.11	%(5)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.10	%)(3)	0.98%		0.34%	0.89%		0.20%		1.11%
After fees waived	1.84	%(3)	2.87%		3.26%	3.04%		2.56%		3.14%

Portfolio turnover rate	22.48	%(2)	217.65%		32.99%	23.38%		47.32%		30.91%

†	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.78%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 1.10%. See Note 7.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.02%, 0.02% for the year ended December 31, 2020, 2018, 2017 and 2016, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2021†		2020	2019	2018	2017	2016

Net asset value, beginning of period	$22.77		$20.74	$16.91	$18.09	$15.28	$14.75

Investment operations:
Net investment income	0.29		0.45	0.49	0.44	0.41	0.46
Net realized and unrealized gain (loss) on investments and foreign currency	2.64		2.00	3.97	(1.77)	2.82	0.54	(5)
Total from investment operations	2.93		2.45	4.46	(0.73)	3.23	1.00

Distributions to Shareholders from:
Net investment income	(0.24)		(0.42)	(0.50)	(0.45)	(0.42)	(0.47)
Realized gain	-		- (1)	(0.13)	-	-	-
Total distributions	(0.24)		(0.42)	(0.63)	(0.45)	(0.42)	(0.47)

Net asset value, end of period	$25.46		$22.77	$20.74	$16.91	$18.09	$15.28

Total return	12.92	%(2)	12.26%	26.71%	(4.14%)	21.34%	6.83%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$26.7		$22.1	$12.9	$8.5	$9.0	$7.8

Ratio of expenses to average net assets:
Before fee waived	1.07	%(3)	1.56%	1.98%	2.00%	2.06%	2.11%
After fees waived(4)	0.67	%(3)	0.68%	0.68%	0.68%	0.68%	0.70	%(6)

Ratio of net investment income (loss) to average net assets:
Before fees waived	1.94	%(3)	1.43%	1.30%	1.12%	1.07%	1.41%
After fees waived	2.34	%(3)	2.31%	2.60%	2.44%	2.45%	2.82%

Portfolio turnover rate	13.71	%(2)	11.48%	18.51%	23.71%	18.61%	21.57%

†	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.65%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 0.68%. See Note 7.
(5)	An affiliate of the Fund reimbursed the Fund $203 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.
(6)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust comprises of twelve separate series portfolios, each of which has unique investment objectives and strategies. This report covers five series, which are operated as exchange-traded funds (“ETFs”): SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF”), SmartETFs Advertising & Marketing Technology ETF (“Advertising & Marketing Technology ETF”), SmartETFs Sustainable Energy II ETF (“Sustainable Energy II ETF”), SmartETFs Asia Pacific Dividend Builder ETF (“Asia Pacific Dividend Builder ETF”) and SmartETFs Dividend Builder ETF (“Dividend Builder ETF”) (individually each a “Fund” or collectively the “Funds”). Each Fund is a diversified fund. The investment objective of the Smart Transportation & Technology ETF is long term capital appreciation from investments involved in the manufacture, development, distribution, and servicing of autonomous or electric vehicles. The investment objective of the Advertising & Marketing Technology ETF is long term capital appreciation by investing in publicly-traded equity securities of domestic and foreign companies across multiple sectors that are involved in the development, production or deployment of more targeted and/or more efficient advertising or marketing services. The investment objective of the Sustainable Energy ETF is long term capital appreciation by investing in equity securities of companies that provide or support alternative or renewable sources of energy. The investment objective of the Asia Pacific Dividend Builder ETF is to provide investors with dividend income and long-term capital growth. The investment objective of the Dividend Builder ETF is to seek a moderate level of current income and consistent dividend growth at rate that exceeds inflation. Smart Transportation & Technology ETF commenced operations on November 14, 2019. Advertising & Marketing Technology ETF commenced operations on December 31, 2020. Sustainable Energy II ETF commenced operations on November 11, 2020. The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF commenced operations on March 27, 2021.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Mutual Funds received the same aggregate share net asset value in the corresponding share of the Successor Funds as noted below: The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF (the “Successor Funds”) are the successor in interest to the Guinness Atkinson Asia Pacific Dividend Builder Fund and the Guinness Atkinson Dividend Builder Fund (the “Predecessor Mutual Funds”), respectively. Effective as of the close of business on March 26, 2021, the assets and liabilities of the Predecessor Mutual Funds were transferred to the Successor Funds in exchange for shares of the Successor Funds. For financial reporting purposes, assets received and shares issued by the Successor Funds were recorded at fair value; however the cost basis of the investments received from the Predecessor Mutual Funds are carried forward to align ongoing reporting of the Successor Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Successor Funds in connection with the reorganization were paid by the Guinness Atkinson Asset Management, Inc. (the “Adviser”).

	Shares Issued	Net Assets
Asia Pacific Dividend Builder ETF	237,305	$4,393,412
Dividend Builder ETF	989,899	$23,436,263

The net unrealized appreciation of investments transferred for the Asia Pacific Dividend Builder ETF was $1,360,232 and net unrealized appreciation of investments transferred for the Dividend Builder ETF was $5,962,821.

Note 2 - Significant Accounting Policies

The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities Valuations. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method.

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

NOTES TO FINANCIAL STATEMENTS (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Management of the Funds have evaluated tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended December 31, 2020 and as of and during the six months ended June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the market value of the Funds’ investments as of June 30, 2021, based on the inputs used to value them:

Smart Transportation & Technology ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$14,249,538	$-	$-
Preferred Stocks	377,697	-	-
Total	$14,627,235	$-	$-

Advertising & Marketing Technology ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$2,871,204	$-	$-
Total	$2,871,204	$-	$-

Sustainable Energy II ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$5,147,119	$-	$-
Total	$5,147,119	$-	$-

Asia Pacific Dividend Builder ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$4,792,930	$-	$-
Total	$4,792,930	$-	$-

Dividend Builder ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$26,372,803	$-	$-
Total	$26,372,803	$-	$-

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETFs only in Creation Unit size aggregations of 25,000 Shares for the Smart Transportation & Technology ETF, the Asia Pacific Dividend Builder ETF, and the Dividend Builder ETF and 10,000 Shares for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETFs. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETFs on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the period ended June 30, 2021 were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$1,908,960	$1,144,397
Advertising & Marketing Technology ETF	456,825	462,396
Sustainable Energy II ETF	788,691	395,405
Asia Pacific Dividend Builder ETF	612,164	835,102
Dividend Builder ETF	4,711,162	3,348,741

Purchases, sales, and realized gain/(loss) of in-kind transactions for the period ended June 30, 2021 were as follows:

	In-Kind Purchases	In-kind Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$5,888,132	$-	$-
Advertising & Marketing Technology ETF	2,329,994	-	-
Sustainable Energy II ETF	3,869,310	-	-
Asia Pacific Dividend Builder ETF	217,421	-	-
Dividend Builder ETF	1,430,745	-	-

Note 6 – Principal Risks

The ETFs are subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETFs may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition.

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

NOTES TO FINANCIAL STATEMENTS (Continued)

Advertising & Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly, and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly.

Industry Risk. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. The pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Funds’ portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the Funds with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds.

Pursuant to the investment advisory agreement between Smart Transportation & Technology ETF and the Adviser, the Fund pays the Adviser an annual advisory fee rate of 0.68% of its average daily net assets and the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. The Smart Transportation & Technology ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee.

The Advertising & Marketing Technology ETF pays the Adviser 0.68%, the Sustainable Energy II ETF pays the Adviser 0.79%, the Asia Pacific Dividend Builder ETF pays the Adviser 0.75% and the Dividend Builder ETF pays the Adviser 0.45% an annual advisory fee rate based on each Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Adviser has contractually agreed to limit each Fund’s total operating expenses by reducing all or a portion of its fees and reimburse the Funds for expenses (excluding interest, taxes, acquired fund fees and expenses (as defined in Form N-1A), dividends on short positions, brokerage expenses, and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limitation	Expiration Date
Smart Transportation & Technology ETF	0.68%	June 30, 2022
Advertising & Marketing Technology ETF	0.68%	June 30, 2025
Sustainable Energy II ETF	0.79%	June 30, 2025
Asia Pacific Dividend Builder ETF	0.78%	June 30, 2025
Dividend Builder ETF	0.65%	June 30, 2025

Penserra Capital Management, LLC (“Penserra”) serves as the Funds’ sub-adviser. Penserra is compensated by the Adviser and does not receive payments from the Funds.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the Funds’ principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

Mutual Fund Administration, LLC (the “Administrator”) serves as the Funds’ administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the Funds’ custodian, transfer agent and fund accounting agent. Prior to March 27, 2021, U.S. BancorpFund Services served as the Funds’ transfer agent for the Asia Pacific Dividend Builder ETF and the Dividend Builder ETF.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds’. The fees paid for CCO services for the period ended June 30, 2021, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the period ended June 30, 2021 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the Funds.

Note 8 – Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.10% per year of each Fund’s average daily net assets. The Board of Trustees has not authorized the Funds’ to make payments under the Distribution Plan. Currently, no payment is being made by the Funds’.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 9 – Tax Matters

At June 30, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Tax cost of investments	$12,144,983	$2,617,024	$5,008,268	$3,414,071	$18,588,876
Gross tax unrealized appreciation	$2,634,877	$438,143	$336,327	$1,387,588	$7,823,945
Gross tax unrealized depreciation	(152,623)	(183,962)	(197,474)	(8,732)	(40,021)
Net tax unrealized appreciation (depreciation)	$2,482,254	$254,181	$138,853	$1,378,856	$7,783,924

The difference between cost basis for financial statements and federal income tax purposes was due primarily due to the tax deferral of losses from wash sales and tax treatment of passive foreign investment companies.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next table year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively.

As of December 31, 2020, the Funds had the following capital loss carryforwards with no expiration:

	Short-Term	Long-Term
Smart Transportation & Technology ETF	-	-
Advertising & Marketing Technology ETF	-	-
Sustainable Energy II ETF	-	-
Asia Pacific Dividend Builder ETF	-	-
Dividend Builder ETF	$125,789	$506,864

The tax character of distributions paid by the Funds during the fiscal year/period ended December 31, 2020 and December 31, 2019 were as follows:

	2020		2019
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
Smart Transportation & Technology ETF	$165,407	$-	$-	$-
Advertising & Marketing Technology ETF	-	-	-	-
Sustainable Energy II ETF	-	-	-	-
Asia Pacific Dividend Builder ETF	488,673	-	146,370	-
Dividend Builder ETF	345,035	3,960	288,7963	79,974

Note 10 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 11 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds’ financial statements.

Supplemental Information

SmartETFs Smart Transportation & Technology ETF and SmartETFs Advertising &

Marketing Technology ETF

At a Board Meeting held via videoconference technology1 on May 10, 2021, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”) with respect to the SmartETFs Smart Transportation & Technology ETF and SmartETFs Advertising & Marketing Technology ETF (each, a “Fund” and together, the “Funds”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Funds in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Fund Advisory Agreements and their obligation to obtain and review information relevant and necessary to their consideration of the Fund Advisory Agreements. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Fund Advisory Agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser and the compensation to be received by the Sub-Adviser from the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser and the Sub-Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Fund Advisory Agreements with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

[1]	The Board relied upon Covid-19 relief issued by the Securities & Exchange Commission under delegated authority permitting non-in person board meetings for material service contracts, as expressed in (i) Letter from the staff of the Division of Investment Management to Independent Directors Council (Feb. 28, 2019), available at https://www.sec.gov/divisions/investment/noaction/2019/independent-directors-council-022819; and (ii) Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019 (COVID-19) (Mar 4, 2020), available at https://www.sec.gov/investment/staff-statement-im-covid-19.

Supplemental Information

SmartETFs Smart Transportation & Technology ETF and SmartETFs Advertising &

Marketing Technology ETF (Continued)

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Adviser to the Funds as well as to other series of the Trust, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which each Fund is expected to invest. The Trustees also considered information gained from their experience as Trustees of the Guinness Atkinson traditional open-end mutual funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to those funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser’s integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the Funds. With respect to the Sub-Advisor, the Trustees considered the Sub-Adviser’s specialized role in sub-advising third party exchange-traded funds and acting as a passive manager in that capacity.

Fund Performances, Advisory Fees and Expenses

For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2021 and expense information as of March 31, 2021. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds’ performance, including information about each Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund’s performance. The Trustees compared each Fund’s performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

SmartETFs Smart Transportation & Technology ETF

(1) The Fund’s advisory fee was the same as the median advisory fee charged to comparable mutual funds in the peer group; (2) the Fund’s total expenses were above the median expenses incurred by its peers but lower than those of two peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the MSCI World Index Net Return and returned the same performance of its peer group the peer group median for the one-year period.

SmartETFs Advertising & Marketing Technology ETF

(1) The Fund’s advisory fee was the same as the median advisory fee charged to comparable mutual funds in the peer group; (2) the Fund’s total expenses were the same as the median expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund underperformed the peer group median and the MSCI World Index for the one-year period.

Supplemental Information

SmartETFs Smart Transportation & Technology ETF and SmartETFs Advertising &

Marketing Technology ETF (Continued)

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s expense ratio through at least June 30, 2025 would provide stability to the Fund’s expenses during that period.

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Adviser with respect to each Fund, and noted that the Sub-Adviser serves as sub-adviser to a large number of other exchange-traded funds in a similar capacity to which it serves each Fund. The Trustees considered the types of services provided by the Sub-Adviser with respect to the Funds, particularly that that the Sub-Adviser specializes in sub-advising third-party exchange-traded funds and acts as a passive manager in that capacity, and that the Adviser remains solely responsible for security selection for the Funds. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee and that the size of the fee paid to the Sub-Adviser appears reasonable.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser’s profitability in general and the firm’s retention of key personnel. The Trustees noted that for each Fund the Adviser’s net advisory fee was zero due to expense reimbursements by the Adviser. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee with respect to each Fund, and considered the relative levels and types of services provided by the Adviser and Sub-Adviser.

Economies of Scale

The Trustees considered whether each Fund would realize any economies of scale. They noted that each Fund’s asset levels were too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Fund’s assets grew. The Trustees considered the Adviser’s willingness to use expense limitation agreements to reduce total expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders. ConclusionBased on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the nature, overall quality, and extent of the services to be provided by the Adviser and Sub-Adviser to each Fund was satisfactory; the compensation payable to the Adviser and Sub-Adviser pursuant to each Fund’s Advisory Agreement and Sub-Advisory Agreement, respectively, was fair and reasonable in light of the nature and quality of the services to be provided to the Fund; and the continuance of the Fund Advisory Agreements would be in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Fund Advisory Agreements through May 31, 2022.

Supplemental Information

SmartETFs Asia Pacific Dividend Builder ETF and Dividend Builder ETF (Continued)

At Board Meetings held on February 24, 2020 and May 14, 20201, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser with respect to the SmartETFs Asia Pacific Dividend Builder ETF (the “Asia Pacific Dividend Builder ETF”) and SmartETFs Dividend Builder ETF (the “Dividend Builder ETF”) (each, a “Fund” and together, the “Funds”). Each Fund is an ETF that succeeded to the assets and operations of its predecessor mutual fund in a conversion transaction that closed on March 26, 2021. In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Funds in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the meetings, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Advisory Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Advisory Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received a separate report from the Adviser in advance of the meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser; any fall-out benefits accruing to the Adviser; and information on the Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the Advisory Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Adviser to the other series of the Trust, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which the Funds are expected to invest. The Trustees also considered information gained from their experience as Trustees of the Guinness Atkinson traditional open-end mutual funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to those funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser's integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the series of the Trust.

[1]	For the meeting held on May 14, 2020, the Board relied upon Covid-19 relief issued by the Securities & Exchange Commission under delegated authority permitting non-in person board meetings for material service contracts, as expressed in (i) Letter from the staff of the Division of Investment Management to Independent Directors Council (Feb. 28, 2019), available at https://www.sec.gov/divisions/investment/noaction/2019/independent-directors-council-022819; and (ii) Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019 (COVID-19) (Mar 4, 2020), available at https://www.sec.gov/investment/staff-statement-im-covid-19.

Supplemental Information

SmartETFs Asia Pacific Dividend Builder ETF and Dividend Builder ETF (Continued)

Fund Performances, Advisory Fees and Expenses

The Board reviewed the performance of the Guinness Atkinson Asia Pacific Dividend Builder Fund (the “Asia Pacific Dividend Builder Fund”) and Guinness Atkinson Dividend Builder Fund (the “Dividend Builder Fund”) for the periods ended December 31, 2019, given that the Asia Pacific Dividend Builder ETF and Dividend Builder ETF would have the same investment objectives and strategies as their respective mutual fund. The Board took into consideration information that it had received and reviewed on a regular basis over the course of the year, data regarding the Asia Pacific Dividend Builder Fund’s and Dividend Builder Fund’s performance, including information about the Asia Pacific Dividend Builder Fund’s and Dividend Builder Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Asia Pacific Dividend Builder Fund’s and Dividend Builder Fund’s performance. The Board also considered the Asia Pacific Dividend Builder Fund’s and Dividend Builder Fund’s long-term performance records and the Adviser’s continued efforts to improve the Asia Pacific Dividend Builder Fund’s and Dividend Builder Fund’s performance. With respect to the Asia Pacific Dividend Builder Fund, the Trustees noted that the Fund had outperformed the MSCI AC Pacific Ex-Japan Net Total Return USD Index, its benchmark index, for the one-, five- and ten-year periods but underperformed its benchmark index for the three-year and since inception period. With respect to the Dividend Builder Fund, the Trustees noted the Fund had outperformed the MSCI World Net Total Return USD Index for the three-year and since inception periods; underperformed its benchmark index for the one-year period; and had the same return as its benchmark index for the five-year period.

The Trustees reviewed the fee and expense information compiled from peer group data and considered that the Asia Pacific Dividend ETF’s proposed 0.75% advisory fee and 0.78% total expense ratio were above the average and median advisory fee and total expenses, respectively, charged to other comparable ETFs; however, most funds in the peer group are not actively managed similar to the Asia Pacific Dividend ETF. In addition, the Trustees considered that most of the funds in the peer group are global and the Adviser’s representation that it is more expensive to run an Asian fund.

The Trustees reviewed the fee and expense information compiled from peer group data and considered that the Dividend Builder ETF’s proposed 0.45% advisory fee was below the average and median advisory fee charged to other comparable ETFs, but the 0.65% total expense ratio was above the average and median total expenses charged to other comparable exchange traded funds. The Trustees considered that the Dividend Builder ETF was the only actively managed exchange-traded fund in this group.

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s expense ratio through at least June 30, 2024 would provide stability to the Fund’s expenses during that period.

Costs of Services and Profitability

The Trustees considered the Adviser’s estimated profitability analysis for the Funds, noting that in light of the expected small asset size for each during its initial startup period, the Adviser would not be realizing any profits during the early periods of the Funds’ operations.

Supplemental Information

SmartETFs Asia Pacific Dividend Builder ETF and Dividend Builder ETF (Continued)

Economies of Scale

The Trustees considered whether the Funds would realize any economies of scale. They noted that in the Funds’ start-up period, each Fund’s asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Funds’ assets grew.

Conclusion

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the nature, overall quality, and extent of the services to be provided by the Adviser to the Funds was satisfactory; the compensation payable to the Adviser pursuant to the Advisory Agreement was fair and reasonable in light of the nature and quality of the services to be provided to the Funds; and the approval of the Advisory Agreement would be in the best interests of the Funds and their respective shareholders.

Expense Examples

For the Six Months Ended June 30, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of ETF shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the Expense Example Tables.

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You may use the information, together with the amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses, which is not the Fund’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other Funds.

Smart Transportation & Technology ETF

	Beginning Account Value 01/01/21	Ending Account Value 6/30/21	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,107.83	$3.55	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Advertising & Marketing Technology ETF

	Beginning Account Value 01/01/21	Ending Account Value 6/30/21	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,136.43	$3.60	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Sustainable Energy II ETF

	Beginning Account Value 01/01/21	Ending Account Value 6/30/21	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,069.38	$4.05	0.79%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%

Expense Examples - Continued

For the Six Months Ended June 30, 2021 (Unaudited)

Asia Pacific Dividend Builder ETF

	Beginning Account Value 01/01/21	Ending Account Value 6/30/21	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,112.63	$4.09	0.78%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%

Dividend Builder ETF

	Beginning Account Value 01/01/21	Ending Account Value 6/30/21	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,125.98	$3.43	0.65%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

(a)	The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects an expense waiver.

Privacy Notice

The SmartETFs and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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SmartETFs

This report is intended for the ETF's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the ETF's prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal.

Additional information about the Trust's Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF's Form N-PORT are available on the Commission's website at www.sec.gov. In addition, the ETF's full portfolio holdings are updated daily and available on the ETF's website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The SmartETFs

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2021

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer

Date:	9/08/2021